UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Kennedy Capital ESG SMID Cap Fund

(Institutional Class: KESGX)

ANNUAL REPORT

DECEMBER 31, 2020

Kennedy Capital ESG SMID Cap Fund

A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Expense Example	30

This report and the financial statements contained herein are provided for the general information of the shareholders of the Kennedy Capital ESG SMID Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.kennedycapital.com

Executive Summary

The Kennedy Capital ESG SMID Cap Fund Class I had an annual return of 20.98% (net of fees) in 2020, outperforming the Russell 2500™ benchmark by 99 basis points (bps) while delivering on our stated Environmental, Social, and Governance priorities in the stock selection and portfolio construction process. The portfolio is fossil fuel free, has significantly lower greenhouse gas emissions in comparison to the benchmark, and has no exposure to the producers of tobacco, civil firearms, or controversial weapons. The portfolio has broad exposure across the growth-to-value style spectrum, with modest under- and over-weight positioning across sectors. The outperformance in 2020 was driven by favorable stock selection in the Industrials and Real Estate sectors, along with a contribution from sector allocation in the Energy and Health Care sectors.

Strategy Overview

We seek to outperform the Russell 2500™ Index, while optimizing the portfolio for ESG considerations. Our approach to stock selection and portfolio construction is both inclusionary and exclusionary in nature. The inclusionary component of our process is based on identifying small and mid-cap companies that leverage an environmental advantage or offer a solution to a societal problem as part of the company’s product or service offerings. We also consider each investment candidate’s governance framework and greenhouse gas emissions as part of our analysis. The exclusionary component of our process results in a portfolio that is fossil fuel free, and has no exposure to producers of tobacco, civil firearms, or controversial weapons. The end result is a portfolio with exposure to many compelling societal and environmental trends, a significantly lower carbon footprint, and favorable governance characteristics.

Performance Review

2020 was a year of tremendous volatility for the Russell 2500™ and for the fund. In fact, Q1 (down 29.72%), Q2 (up 26.6%), and Q4 (up 27.4%) of 2020 represented the three most significant absolute quarterly changes in the index over the past 26 years. Information Technology (+51.9%) and Health Care (+49.2%) were the strongest absolute performers in the index during the year, as investors gravitated to growth-oriented investments in the low interest rate environment. Energy (down 38.9%), Real Estate (down 8.8%) and Utilities (down 3.2%) were the lagging sectors in the index. With the disruption of the COVID-19 pandemic and the U.S. election cycle, we focused on keeping the portfolio appropriately balanced, with exposure to a range of economic scenarios. The outperformance of the fund in 2020 was driven by favorable stock selection in the Industrials and Real Estate sectors, along with a contribution from sector allocation in the Energy and Health Care sectors. These contributors were partially offset by unfavorable stock selection in the Health Care and Information Technology sectors.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call (833) 737-7788.

Portfolio Characteristics and Positioning

*	As of 12/31/20, the ESG SMID Cap Fund had weighted average carbon emissions (reported and estimated) of 88,008 metric tons – this is an 87% reduction from the weighted average emissions of the benchmark. The portfolio had zero carbon reserves, while the benchmark had reserves that equate to over 480 million metric tons of potential future emissions. The weighted average governance score of the portfolio (based on Institutional Shareholder Services’ Quality Score metric) was 3.84 compared with 4.70 for the Russell 2500TM, or 18% more attractive (lower score is better).

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com

Sector weightings in the portfolio are determined based on where we see the most compelling stock ideas and are not driven by a top-down forecast or macroeconomic model. As of 12/31/20, the portfolio was modestly overweight the Industrials, Information Technology, and Health Care sectors, and underweight Communication Services, Materials, and Energy. Given similar end market drivers, we view the weightings in Information Technology and Communication Services partially offsetting one another. A similar dynamic exists with Industrials and Materials/Energy.

Outlook

It is difficult to envision a more dynamic investing backdrop than what we experienced in 2020. The COVID-19 pandemic dominated investors’ thought process throughout the year, with periods of despair early in 2020 giving way to hope for vaccines, government stimulus, and low interest rates. Many sectors and industries were also influenced by the anticipated changes that may be implemented by the new Biden administration. We certainly expect a regulatory backdrop that is likely to promote the social and environmental objectives that are addressed by several of the fund’s holdings.

As we look to 2021 and beyond, we continue to prioritize balance in the portfolio construction and stock selection process. We seek to have appropriate representation across sector weightings, growth vs. value style characteristics, and market capitalization. Our process remains “bottom-up” in nature, favoring stock ideas and sector weightings driven by company level fundamental analysis vs. a top-down, macroeconomic forecast-based approach. We continue to see ESG integration providing opportunities with potential for downside risk mitigation and alpha generation.

We remain confident in our ability to construct a portfolio with attractive ESG characteristics that strives to deliver relative investment outperformance over the long term. As always, we appreciate the confidence you place in our team.

Sincerely,

Christian McDonald

Portfolio Manager

*	Source: Factset Research Systems Inc.

*	Based on Global Industry Classification Standard (GICS), which was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P). Excludes cash.

Carbon Emissions (Scope 1 Wtd. Avg., mt.) is a weighted average of companies’ reported or estimated Scope 1 greenhouse gas emissions measured in metric tons. Scope 1 emissions are those from sources owned or controlled by the company, typically direct combustion of fuel as in a furnace or vehicle. Exposure to Fossil Fuels is a measurement of how much of a company’s business model is invested in or tied to fossil fuels. The Governance Score is the ISS Governance Quality Score, which is derived from publicly disclosed data on a company’s governance practices and for which a lower score is preferable and a score 10 is considered high risk.

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com

The views in this letter were as of December 31, 2020 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Important Information: There can be no guarantee that any strategy (risk management or otherwise) will be successful All investing involves risk, including potential loss of principal.

Equity securities (stocks) are generally more volatile and carry more risk than fixed income securities (bonds) and money market investments. The net asset value per share of the ESG SMID Cap fund (the Fund) will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater returns over long time periods than fixed income securities. The Fund is comprised primarily of equity securities and is subject to market risk. Stocks may decline due to general market and economic conditions or due to company specific circumstances. The Fund is comprised of small-mid capitalization (“SMID cap”) stocks. SMID cap stocks typically carry additional risk, since smaller companies generally have a higher risk of failure, and historically have experienced a greater degree of volatility. ESG criteria may affect the Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Fund’s investment performance. The Fund may forgo some market opportunities available to funds that do not use these criteria. Small-mid capitalization companies generally have a greater risk of failure, and their stocks generally have greater volatility than large companies.

Market Turbulence Resulting from COVID-19: The outbreak of COVID-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund.

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com

Kennedy Capital ESG SMID Cap Fund

FUND PERFORMANCE at December 31, 2020 (Unaudited)

This graph compares a hypothetical $50,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Russell 2500™ Index. Results include the reinvestment of all dividends and capital gains.

Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2020	1 Year	Since Inception	Inception Date
Institutional Class	20.98%	19.99%	06/28/19
Russell 2500™ Index	19.99%	18.11%	06/28/19

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 882-8825.

Gross and net expense ratios for the Fund’s Institutional Class shares were 19.45% and 0.82%, respectively, which were the amounts stated in the current prospectus dated May 01, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.82% of the average daily net assets of Institutional Class shares of the Fund. This agreement is in effect until April 30, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Kennedy Capital ESG SMID Cap Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2020

Number of Shares		Value
	COMMON STOCKS — 99.0%
	CONSUMER DISCRETIONARY — 11.2%
572	America's Car-Mart, Inc.*	$62,828
189	Bright Horizons Family Solutions, Inc.*	32,695
951	Brunswick Corp.	72,504
2,222	Callaway Golf Co.	53,350
154	Deckers Outdoor Corp.*	44,164
1,421	Gentex Corp.	48,215
516	Hasbro, Inc.	48,267
2,148	LKQ Corp.*	75,695
190	Pool Corp.	70,775
1,217	PulteGroup, Inc.	52,477
1,256	Terminix Global Holdings, Inc.*	64,069
167	Ulta Beauty, Inc.*	47,956
143	Vail Resorts, Inc.	39,891
		712,886
	CONSUMER STAPLES — 2.8%
752	Bunge, Ltd.[1]	49,316
1,459	elf Beauty, Inc.*	36,752
578	Lamb Weston Holdings, Inc.	45,512
1,431	U.S. Foods Holding Corp.*	47,667
		179,247
	ENERGY — 0.4%
627	DMC Global, Inc.	27,118

	FINANCIALS — 15.4%
2,719	Amalgamated Bank - Class A	37,359
408	Assurant, Inc.	55,578
2,093	BankUnited, Inc.	72,795
917	Brown & Brown, Inc.	43,475
1,516	Cannae Holdings, Inc.*	67,113
2,821	ConnectOne Bancorp, Inc.	55,828
3,251	First Foundation, Inc.	65,020
688	Globe Life, Inc.	65,332
1,231	Hannon Armstrong Sustainable Infrastructure Capital, Inc. - REIT	78,082
1,678	HomeStreet, Inc.	56,633
575	LPL Financial Holdings, Inc.	59,926
1,897	PacWest Bancorp	48,184
2,165	Star Peak Energy Transition Corp.*	44,296
1,415	Voya Financial, Inc.	83,216
846	Walker & Dunlop, Inc.	77,849
1,114	Wintrust Financial Corp.	68,054
		978,740

Kennedy Capital ESG SMID Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTH CARE — 14.8%
256	Acceleron Pharma, Inc.*	$32,753
157	Alnylam Pharmaceuticals, Inc.*	20,405
784	AMN Healthcare Services Inc*	53,508
1,431	Avrobio, Inc.*	19,948
259	Charles River Laboratories International, Inc.*	64,714
65	Chemed Corp.	34,620
764	Emergent BioSolutions, Inc.*	68,454
608	Encompass Health Corp.	50,276
309	Exact Sciences Corp.*	40,939
1,179	Halozyme Therapeutics, Inc.*	50,355
347	ICON PLC*,1	67,658
228	ICU Medical, Inc.*	48,904
712	Ionis Pharmaceuticals, Inc.*	40,256
4,230	Kezar Life Sciences, Inc.*	22,081
209	LHC Group, Inc.*	44,584
367	Ligand Pharmaceuticals, Inc.*	36,498
3,898	NextGen Healthcare, Inc.*	71,099
547	Omnicell, Inc.*	65,651
1,488	Premier, Inc. - Class A	52,229
227	Reata Pharmaceuticals, Inc. - Class A*	28,062
1,388	Sutro Biopharma, Inc.*	30,133
		943,127
	INDUSTRIALS — 19.2%
1,018	Array Technologies, Inc.*	43,917
397	Axon Enterprise, Inc.*	48,644
361	Chart Industries, Inc.*	42,522
860	Columbus McKinnon Corp.	33,058
223	Generac Holdings, Inc.*	50,712
704	Gibraltar Industries, Inc.*	50,646
2,593	Harsco Corp.*	46,622
413	HEICO Corp. - Class A	48,346
1,979	Hillenbrand, Inc.	78,764
331	IDEX Corp.	65,935
1,278	Ingersoll-Rand PLC*	58,226
537	John Bean Technologies Corp.	61,148
920	Mercury Systems, Inc.*	81,015
380	Middleby Corp.*	48,990
276	Nordson Corp.	55,462
276	Teledyne Technologies, Inc.*	108,187
2,939	Titan Machinery, Inc.*	57,457
471	TransUnion	46,733
1,038	UFP Industries, Inc.	57,661
217	United Rentals, Inc.*	50,325

Kennedy Capital ESG SMID Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
519	Valmont Industries, Inc.	$90,789
		1,225,159
	INFORMATION TECHNOLOGY — 21.3%
570	Blackline, Inc.*	76,027
1,293	Bottomline Technologies de, Inc.*	68,193
3,449	Cloudera, Inc.*	47,976
346	CyberArk Software Ltd.*,1	55,910
399	Euronet Worldwide, Inc.*	57,823
238	Everbridge, Inc.*	35,479
1,501	FLIR Systems, Inc.	65,789
2,058	Kulicke & Soffa Industries, Inc.	65,465
973	LivePerson, Inc.*	60,550
496	Lumentum Holdings, Inc.*	47,021
2,184	ON Semiconductor Corp.*	71,482
684	OSI Systems, Inc.*	63,762
238	Paylocity Holding Corp.*	49,006
1,792	Perficient, Inc.*	85,389
404	SYNNEX Corp.	32,902
623	Teradyne, Inc.	74,691
1,359	Trimble, Inc.*	90,740
157	Tyler Technologies, Inc.*	68,534
4,866	Unisys Corp.*	95,763
1,022	WNS Holdings Ltd. ADR*	73,635
3,316	Xperi Holding Corp.	69,304
		1,355,441
	MATERIALS — 3.1%
1,799	Danimer Scientific, Inc.*	42,294
870	Ingevity Corp.*	65,885
475	Minerals Technologies, Inc.	29,507
494	Reliance Steel & Aluminum Co.	59,157
		196,843
	REAL ESTATE — 8.6%
1,141	American Campus Communities, Inc. - REIT	48,800
1,421	Americold Realty Trust - REIT	53,046
466	Camden Property Trust - REIT	46,563
604	CyrusOne, Inc. - REIT	44,183
1,464	Duke Realty Corp., REIT	58,516
304	EastGroup Properties, Inc. - REIT	41,970
3,290	Global Medical REIT, Inc. - REIT	42,967
371	Jones Lang LaSalle, Inc.	55,045
5,010	Macerich Co.	53,457
1,080	National Retail Properties, Inc. - REIT	44,194

Kennedy Capital ESG SMID Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	REAL ESTATE (Continued)
400	Sun Communities, Inc. - REIT	$60,780
		549,521
	UTILITIES — 2.2%
1,312	Essential Utilities, Inc.	62,044
1,164	Spire, Inc.	74,543
		136,587
	TOTAL COMMON STOCKS
	(Cost $5,833,816)	6,304,669

Principal Amount
	SHORT-TERM INVESTMENTS — 2.0%
$129,803	UMB Money Market Fiduciary, 0.01%2	129,803
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $129,803)	129,803

	TOTAL INVESTMENTS — 101.0%
	(Cost $5,963,619)	6,434,472
	Liabilities in Excess of Other Assets — (1.0)%	(66,211)
	NET ASSETS — 100.0%	$6,368,261

REIT – Real Estate Investment Trusts

PLC – Public Limited Company

ADR – American Depository Receipt

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Kennedy Capital ESG SMID Cap Fund

SUMMARY OF INVESTMENTS

As of December 31, 2020

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Information Technology	21.3%
Industrials	19.2%
Financials	15.4%
Health Care	14.8%
Consumer Discretionary	11.2%
Real Estate	8.6%
Materials	3.1%
Consumer Staples	2.8%
Utilities	2.2%
Energy	0.4%
Total Common Stocks	99.0%
Short-Term Investments	2.0%
Total Investments	101.0%
Liabilities in Excess of Other Assets	(1.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Kennedy Capital ESG SMID Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2020

Assets:
Investments, at value (cost $5,963,619)	$6,434,472
Receivables:
Investment securities sold	66,131
Dividends and interest	3,391
Prepaid expenses	5,877
Total assets	6,509,871

Liabilities:
Payables:
Investment securities purchased	71,940
Due to Advisor	23,367
Fund administation and accounting fees	11,143
Transfer agent fees and expenses	4,009
Custody fees	1,631
Auditing fees	15,276
Trustees' deferred compensation (Note 3)	5,008
Legal fees	4,271
Chief Compliance Officer fees	1,258
Trustees' fees and expenses	618
Accrued other expenses	3,089
Total liabilities	141,610

Net Assets	$6,368,261

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$5,898,372
Total distributable earnings	469,889
Net Assets	$6,368,261

Maximum Offering Price per Share:
Institutional:
Net assets applicable to shares outstanding	$6,368,261
Shares of beneficial interest issued and outstanding	485,911
Net asset value, offering and redemption price per share	$13.11

See accompanying Notes to Financial Statements.

Kennedy Capital ESG SMID Cap Fund

STATEMENT OF OPERATIONS

For the Year Ended Ended December 31, 2020

Investment income:
Dividends	$12,787
Interest	31
Total investment income	12,818

Expenses:
Advisory fees	11,461
Fund administation and accounting fees	67,916
Transfer agent fees and expenses	29,578
Custody fees	9,455
Registration fees	35,400
Offering costs	17,933
Legal fees	16,867
Auditing fees	15,276
Chief Compliance Officer fees	14,136
Trustees' fees and expenses	13,850
Miscellaneous	5,515
Shareholder reporting fees	4,518
Insurance fees	1,342
Total expenses	243,247
Advisory fees waived	(11,461)
Other expenses reimbursed	(213,357)
Fees paid indirectly (Note 3)	(5,897)
Net expenses	12,532
Net investment income	286

Realized and Unrealized Gain:
Net realized gain on investments	7,280
Net change in unrealized appreciation/depreciation on investments	357,646
Net realized and unrealized gain	364,926

Net Increase in Net Assets from Operations	$365,212

See accompanying Notes to Financial Statements.

Kennedy Capital ESG SMID Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2020	For the Period June 28, 2019* through December 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$286	$625
Net realized gain (loss) on investments	7,280	(3,475)
Net change in unrealized appreciation/depreciation on investments	357,646	113,207
Net increase in net assets resulting from operations	365,212	110,357

Distributions to Shareholders:
Institutional Class	(3,550)	(2,809)
Total distributions to shareholders	(3,550)	(2,809)

Capital Transactions:
Net proceeds from shares sold:
Institutional Class	4,613,296	1,280,000
Reinvestment of distributions:
Institutional Class	3,550	2,235
Cost of shares redeemed:
Institutional Class	(30)	-
Net increase in net assets from capital transactions	4,616,816	1,282,235

Total increase in net assets	4,978,478	1,389,783

Net Assets:
Beginning of period	1,389,783	-
End of period	$6,368,261	$1,389,783
Capital Share Transactions:
Shares sold:
Institutional Class	357,674	127,748
Shares reinvested:
Institutional Class	281	211
Shares redeemed:
Institutional Class	(3)	-
Net increase in capital share transactions	357,952	127,959

*	Commencement of operations.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Kennedy Capital ESG SMID Cap Fund

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2020	For the Period June 28, 2019* through December 31, 2019
Net asset value, beginning of period	$10.86	$10.00
Income from Investment Operations:
Net investment income[1]	- [2]	0.01
Net realized and unrealized gain	2.28	0.87
Total from investment operations	2.28	0.88

Less Distributions:
From net investment income	(0.03)	(0.02)

Net asset value, end of period	$13.11	$10.86
Total return[3]	20.98%	8.83%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,368	$1,390

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	15.92%	19.45%[5]
After fees waived and expenses absorbed	0.82%	0.82%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(15.08)%	(18.53)%[5]
After fees waived and expenses absorbed	0.02%	0.10%[5]
Portfolio turnover rate	63%	27%[4]

*	Commencement of operations.

[1]	Based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

[4]	Not annualized.

[5]	Annualized.

See accompanying Notes to Financial Statements.

Kennedy Capital ESG SMID Cap Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

Note 1 – Organization

Kennedy Capital ESG SMID Cap Fund (the ‘‘Fund”) is organized as a diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is capital appreciation. The Fund currently offers two classes of shares: Investor Class and Institutional Class. The Fund’s Institutional Class shares commenced operations on June 28, 2019. The Fund’s Investor Class shares are not currently available for purchase.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

Kennedy Capital ESG SMID Cap Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2020

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period June 28, 2019 (commencement of operations) through December 31, 2019, and as of and during the year ended December 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income annually and capital gains, if any, at least annually, typically in December. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Kennedy Capital ESG SMID Cap Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2020

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Kennedy Capital Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.75% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) does not exceed 0.82% of the average daily net assets of the Institutional Class shares of the Fund. This agreement is in effect until April 30, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended December 31, 2020, the Advisor waived advisory fees and absorbed other expenses totaling $224,818. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At December 31, 2020, the amount of these potentially recoverable expenses was $335,249. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

2022	$110,431
2023	224,818
Total	$335,249

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended December 31, 2020, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations. A portion of the fees were paid by the Trust's Co-Administrators. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and will be disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income will be included in the Trustees’ fees and expenses in the Statement of Operations.

Kennedy Capital ESG SMID Cap Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2020

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2020, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At December 31, 2020, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$5,970,792

Gross unrealized appreciation	548,554
Gross unrealized depreciation	(84,874)

Net unrealized appreciation on investments	$463,680

The difference between cost amounts for financial statement and federal income tax purposes are due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2020, permanent differences in book and tax accounting have been reclassified to Capital and Total Distributable Earnings as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Loss)
$(1)	$1

As of December 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$240
Undistributed long-term gains	10,977
Tax accumulated earnings	11,217

Accumulated capital and other losses	-
Unrealized appreciation on investments	463,680
Unrealized deferred compensation	(5,008)
Total accumulated earnings	$469,889

Kennedy Capital ESG SMID Cap Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2020

The tax character of the distributions paid during the fiscal year ended December 31, 2020 and the period June 28, 2019 (commencement of operations) through December 31, 2019 were as follows:

Distributions paid from:	2020	2019
Ordinary income	$3,550	$2,809
Net long-term capital gains	-	-
Total distributions paid	$3,550	$2,809

Note 5 – Investment Transactions

For the year ended December 31, 2020, purchases and sales of investments, excluding short-term investments, were $5,625,867 and $1,057,155, respectively.

Note 6 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Investor Class shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Investor Class shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Investor Class shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. As of December 31, 2020, the Investor Class shares had not commenced operation. Institutional Class shares are not subject to any distribution or service fees under the plan.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Kennedy Capital ESG SMID Cap Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2020

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Assets
Investments
Common Stocks[1]	$6,304,669	$-	$-	$6,304,669
Short-Term Investments	129,803	-	-	129,803
Total Assets	$6,434,472	$-	$-	$6,434,472

[1]	For a detailed break-out of common stocks by sector, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Note 9 – COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invest and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Note 10 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Kennedy Capital ESG SMID Cap Fund and

the Board of Trustees of

Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Kennedy Capital ESG SMID Cap Fund (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period June 28, 2019 (commencement of operations) through December 31, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period June 28, 2019 through December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 1, 2021

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended December 31, 2020, 100% of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Fund, is designated as dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the year ended December 31, 2020, 100% of dividends to be paid from net investment income, including short-term capital gains (if any) from the Fund, is designated as qualified dividend income.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 882-8825. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	1	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007 – 2008).	1	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	1	General Finance Corporation.

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
“Independent” Trustee:
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	1	Investment Managers Series Trust, a registered investment company (includes 58 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016).	1	Investment Managers Series Trust, a registered investment company (includes 58 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Interested Trustee:
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	1

Cliffwater Corporate Lending Fund, a registered investment company; Agility Multi-Asset Income Fund, a closed-end investment company; Corbin Multi-Strategy Fund, a closed-end investment company; Aspiriant Risk-Managed Real Asset Fund, a closed-end investment company; Aspiriant Risk-Managed Capital Appreciation Fund, a closed-end investment company; Infinity Core Alternative Fund, a closed-end investment company; Infinity Long/Short Equity Fund, LLC, a closed-end investment company; Keystone Private Income Fund, a closed-end investment company; Relative Value Fund, a closed-end investment company; Variant Alternative Income Fund, a closed-end investment company.

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officers of the Trust:
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

[a]	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

[b]	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

[c]	Trustees and officers serve until their successors have been duly elected.

[d]	The Trust is comprised of 19 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

[e]	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.

*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At a meeting held on July 16, 2020, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Kennedy Capital Management, Inc. (the “Investment Advisor”) with respect to the Kennedy Capital ESG SMID Cap Fund series of the Trust (the “Fund”) for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders. The Board acknowledged that in accordance with exemptive relief granted by the U.S. Securities and Exchange Commission, due to unforeseen emergency circumstances related to the COVID-19 pandemic, the meeting was being held by videoconference, and that as required by the relief, the Board would ratify the renewal of the Advisory Agreement at its next in-person meeting.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Russell 2500 Index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Mid-Cap Blend fund universe (the “Fund Universe”) for the nine-month period ended April 30, 2020; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s total return for the nine-month period was above the Peer Group and Fund Universe median returns and the Russell 2500 Index return.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, its commitment to the maintenance and growth of the Fund’s assets, and its compliance structure and compliance procedures. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and Fund Universe medians. The Trustees considered that the Fund’s advisory fee was within the range of the advisory fees that the Investment Advisor charges institutional clients to manage separate accounts with similar objectives and policies as the Fund, with the exception of one account, which was the first account in the Investment Advisor’s ESG SMID Cap Composite. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the period ended April 30, 2020. The Board noted that the Investment Advisor had waived its entire advisory fee and subsidized certain of the operating expenses for the Fund, and had not realized a profit with respect to the Fund.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”) met on July 16, 2020 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the Kennedy Capital ESG SMID Cap Fund series of the Trust (the “Fund”) pursuant to the Liquidity Rule. The Board has appointed Kennedy Capital Management, Inc., the investment adviser to the Fund, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from December 1, 2019, through April 30, 2020 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

●	The Fund Program’s liquidity classification methodology for categorizing the Fund’s investments;

●	An overview of market liquidity for the Fund during the Program Reporting Period;

●	The Fund’s ability to meet redemption requests;

●	The Fund’s cash management;

●	The Fund’s borrowing activity, if any, in order to meet redemption requests;

●	The Fund’s compliance with the 15% limit of illiquid investments; and

●	The Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for the Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Fund primarily holds assets that are defined under the Liquidity Rule as “highly liquid investments,” and therefore the Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Kennedy Capital ESG SMID Cap Fund

EXPENSE EXAMPLE

For the Six Months Ended December 31, 2020 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	7/1/20	12/31/20	7/1/20 – 12/31/20
Actual Performance*	$1,000.00	$1,354.40	$4.85
Hypothetical (5% annual return before expenses)	1,000.00	1,021.02	4.16

*	Expenses are equal to the Fund’s annualized expense ratio of 0.82%, multiplied by the average account values over the period, multiplied by 184/366 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

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Kennedy Capital ESG SMID Cap Fund

A series of Investment Managers Series Trust II

Investment Advisor

Kennedy Capital Management, Inc.

10829 Olive Boulevard, Suite 100
St. Louis, Missouri 63141

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Kennedy Capital ESG SMID Cap Fund – Institutional Class	KESGX	46141T 562

Privacy Principles of the Kennedy Capital ESG SMID Cap Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Kennedy Capital ESG SMID Cap Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 882-8825 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 882-8825 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (877) 882-8825.

Kennedy Capital ESG SMID Cap Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (877) 882-8825

Item 1. Report to Stockholders (Continued).

(b)	Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-882-8825.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$12,800	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(c)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	03/11/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	03/11/2021

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	03/11/2021